REVENUE, SEGMENT INFORMATION	12 Months Ended
Mar. 31, 2026
Segment Reporting [Abstract]
REVENUE, SEGMENT INFORMATION

12. REVENUE, SEGMENT INFORMATION

The Company follows FASB ASC Topic 280, Segment Reporting, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance. Reportable operating segments include components of an entity about which separate financial information is available and which operating results are regularly reviewed by the chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess each operating segment’s performance.

The Company’s chief operating decision maker (“CODM”) is the Mr. Tan Yu, Chief Executive Officer of the Company. The CODM regularly reviews financial information, including segment revenue, gross loss, general and administrative expenses, segment net loss, segment assets and long-lived assets to evaluate segment performance and allocate resources accordingly.

Based on the internal management reporting and assessment, the Company determined that it operates in one reportable segment, with over 90% of revenue and long-term assets generated within Hong Kong.

Segment net loss excludes general corporate administrative expenses including corporate functional costs relating to legal and professional expenses and share-based compensation that are managed centrally at the corporate level and are excluded from the measure of segment performance reviewed by the CODM.

The following tables present the Company’s segment information for the year ended March 31, 2026:

	HK	Others	Internal Elimination	Total
	USD	USD	USD	USD
Revenue	8,935,021	-	-	8,935,021
Cost of sales	(10,856,424)	-	-	(10,856,424)
Gross loss	(1,921,403)	-	-	(1,921,403)
General and administrative expenses	(4,059,674)	(7,748,600)	-	(11,808,274)
Loss from operations	(6,014,724)	(7,714,953)		(13,729,677)

Segment assets	7,036,916	13,466,885	(1,118,062)	19,385,739
Long-lived assets	2,459,110	-	-	2,459,110

The following table presents revenue by major revenue type for the years ended March 31, 2026 and 2025 and 2024, respectively:

	Year ended March 31,
	2024	2025	2026
	USD	USD	USD

Soil and rock transportation	8,436,223	10,668,170	7,075,782
Miscellaneous construction works	5,028,207	8,607,503	1,859,239
Total	13,464,430	19,275,673	8,935,021

The following table presents cost by major revenue type for the years ended March 31, 2026 and 2025 and 2024, respectively:

	Year ended March 31,
	2024	2025	2026
	USD	USD	USD

Soil and rock transportation	6,888,147	9,897,110	8,351,402
Miscellaneous construction works	3,807,679	7,698,898	2,505,022
Total	10,695,826	17,596,008	10,856,424

As of March 31, 2026 and 2025, the aggregate amount of the transaction price allocated to remaining performance obligations related to construction contracts that are unsatisfied or partially unsatisfied was approximately to US$1.4 million and US$5.7 million, respectively. Given the profile of contract terms, substantially all of the remaining performance obligation is expected to be recognized as revenue over the next year. As a practical expedient, we do not include contracts that have an original duration of one year or less. Furthermore, the Company uses the practical expedient in ASC 606-10-50-14(a) which states the Company is not required to disclose the transaction price allocated to remaining performance obligations if the variable consideration is allocated entirely to an unsatisfied performance obligation.